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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             -----------------------

Date of Report (Date of earliest event reported):

June 20, 2001


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                         Intermedia Communications Inc.
             (Exact name of registrant as specified in its charter)


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               Delaware                                     59-2913586
               --------                               ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)

                                     0-20135
                                     -------
                            (Commission File Number)


                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of principal executive offices)

                                 (813) 829-0011
                               (Telephone Number)


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ITEM 5.   Other Events

                On June 19, 2001, at a special meeting of stockholders of Intermedia Communications Inc., a Delaware corporation ("Intermedia"), the stockholders of Intermedia voted to adopt the Agreement and Plan of Merger by and among Intermedia, WorldCom, Inc., a Georgia corporation, and a wholly-owned subsidiary of WorldCom, Inc., as amended by the First Amendment to Agreement and Plan of Merger and the Second Amendment to Agreement and Plan of Merger, dated as of February 15, 2001 and May 14, 2001, respectively. In connection with such stockholders' approval, Intermedia issued a press release, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   Financial Statements and Exhibits

Exhibit 99.1 Press Release of Intermedia Communications Inc., dated as of June 19, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 20, 2001


                         INTERMEDIA COMMUNICATIONS, INC.
                                  (Registrant)

                              /s/ JEANNE M. WALTERS
                              ---------------------
                              Jeanne M. Walters
                              Vice President, Controller, and Chief
                              Accounting Officer


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                                  EXHIBIT INDEX

Exhibit
No.                          Description                                         Page

99.1          Press Release of Intermedia Communications Inc., dated as of
              June 19, 2001.